Exhibit 10.3

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omission.
AMENDMENT #3 TO SUPPLY AGREEMENT

This Amendment #3 (the “Amendment”) to the Supply Agreement by and between Akebia Therapeutics, Inc. (“Akebia”) and STA Pharmaceutical Hong Kong Limited (“STA”) is effective as of July 24, 2026 (the “Amendment Effective Date”). Akebia and STA are each referenced individually herein as a "Party" and together as the “Parties”.

WHEREAS, Akebia and STA entered into a Supply Agreement dated February 10, 2021, as amended on April 15, 2024 and November 25, 2025 (collectively, the “Agreement”), under which STA manufactures vadadustat drug product for purchase by Akebia; and

WHEREAS, the Parties desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE the Parties agree as follows:

1.The Agreement is hereby amended to add to the Agreement, as a new “Exhibit B,” the Appendix 1 attached to this Amendment.

2.All capitalized terms not defined herein shall have meaning set forth in the Agreement.

3.Except as otherwise provided herein, all provisions of the Agreement, not expressed amended by this Amendment shall remain in full force and effect.

4.This Amendment may be executed by electronic means (including .PDF) and in any number of counterparts, each of which when executed and delivered, shall constitute an original, but all of which together shall constitute one agreement binding on all Parties, notwithstanding that all Parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Agreement effective as of the Amendment Effective Date written above.

AKEBIA THERAPEUTICS, INC. By: /s/ Justin McCue Print Name: Justin McCue Title: CTO Date: October 6, 2026	STA PHARMACEUTICAL HONG KONG LIMITED By: /s/ Xiaoyong Fu Print Name: Xiaoyong Fu Title: EVP Date: October 2, 2026

Appendix 1
Exhibit B
Mandatory Government Contractor Clauses

[**]